UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Ameri Metro, Inc.

(Exact name of registrant as specified in its charter)

Delaware                                         45-1877342

(State of incorporation or organization)    (I.R.S. Employer Identification No.)

 2575 Eastern Blvd., Suite 211, York, Pennsylvania                        17402

             (Address of principal executive offices)

                      (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class

Name of each exchange on which

to be so registered

each class is to be registered

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-189286 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

___________________________Common stock___________________________

(Title of class)

__________________________________________________________________

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

The Description of Registrant’s Securities to be Registered can be found in the Form S-1/A, filed on November 25, 2013 and incorporated herein by reference.

Item 2. Exhibits.

List below all exhibits filed as a part of the registration statement: N/A

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant) Ameri Metro Inc.

Date July 7, 2015

By /s/ Debra Mathias

Debra Mathias, Chief Executive Officer